UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2024

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-40202 (Commission File Number)	88-0490034 (I.R.S. Employer Identification No.)

15 Ave. Munoz Rivera Ste 2200 San Juan, PR (Address of principal executive offices)	00901 (Zip Code)

Registrant’s telephone number, including area code: (833) 373-3228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 15, 2024, Red Cat Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on August 21, 2024 (the “Record Date”), there were 75,183,983 shares of common stock (the “Common Stock”) outstanding, each share being entitled to one vote. Accordingly, as of the Record Date, there were 75,183,983 votes available to be cast. At the Annual Meeting, the holders of 45,519,984 shares of the Common Stock were represented in person or by proxy, constituting a quorum. The following are the voting results for the proposals considered and voted upon at the meeting, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 28, 2024.

Proposal 1 – Election of five directors to hold office until the Annual Meeting of Stockholders to be held in 2025 or until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

Nominee	For	Withheld	Broker Non-Votes
Jeffrey M. Thompson	26,494,724	257,533	18,767,727
Joseph Freedman	23,223,398	3,524,420	18,772,166
Nicholas Liuzza Jr.	23,661,780	3,086,038	18,772,166
Christopher R. Moe	23,646,292	3,101,526	18,772,166
General (R) Paul E. Funk II	24,982,872	1,764,946	18,772,166

Proposal 2 – Ratification of the appointment of dbbmckennon as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025.

For	Against	Abstentions	Broker Non-Votes
44,539,549	125,454	854,981	0

Proposal 3 – Ratification and approval of the 2024 Omnibus Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
22,527,092	4,010,866	214,299	18,767,727

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Dated: October 21, 2024	By:	/s/ Leah Lunger
Name: Leah Lunger
Title: Chief Financial Officer